Amendment  and  Extension  Agreement

Borrower:     Pilot  Network  Services,  Inc.
Address:      1030  Marina  Village  Parkway
              Alameda,  California  94501
Date:         October  26,  2000


     THIS AMENDMENT AND EXTENSION AGREEMENT is entered into between GREYROCK CAPITAL, a Division of Banc of America Commercial Finance Corporation ("Greyrock"), whose address is 10880 Wilshire Blvd., Suite 1850, Los Angeles. CA 90024 and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated November 9, 1999 (the "Loan Agreement") and the Secured Promissory Note made by Borrower to the order of Greyrock dated November 9, 1999 in the original principal amount of $3,000,000 (the "Note"), as follows. (This Amendment, the Loan Agreement, the Note any prior written amendments to the foregoing, signed by Greyrock and the Borrower, and all other written documents and agreements between Greyrock and the borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. Extension, The Maturity Date is extended to January 31. 2001, and the provisions for automatic extension of the Maturity Date set forth in Section
6.1 of the Loan Agreement are deleted, so that Section 6.1 of the Loan Agreement will read in its entirety as follows:

     "6.1  Maturity Date.  This Agreement shall continue in effect until January
      31.  2001  (the  'Maturity  Date')."

     2. Note Extension. The date "October 31, 2000" in the first paragraph of the Note is amended to read "January 31,2001".

     3. Additional Covenants. The following new Section 8 is hereby added to the Schedule to the Loan Agreement.

        "8.  Additional  Covenants.  The  Borrower  covenants  as  follows:
             ---------------------

             (1)     Net  Income.  Borrower  shall  have  net  income  or  loss
                     -----------
                     (computed on the basis  of  generally  accepted  accounting
                     principles)   in  each  of  the  following  months  in  the
                     following  amounts:


                         October  2000           Maximum net loss of $2,750,000


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          Greyrock Capital         Amendment and Extension Agreement
          __________________________________________________________

                         November 2000           Maximum net loss of $2,750,000

                         December 2000           Maximum net loss of $1,750,000

                         January  2001           Maximum net loss of $1,500,000


             (2)     Cash  on Hand, Borrower shall maintain cash on hand of not
                     -------------
                     less than the following amounts at the following dates, and shall provide evidence of the same to Greyrock, reasonably satisfactory to Greyrock, by the said dates:


                        at  10/31/00:     $4,250,000

                        at  11/17/00:     $4,500,000

                        at  11/30/00:     $4,500,000

                        at  12/15/00:     $4,500,000

                        at  12/31/00:     $3,750,000

                        at  01/12/01:     $4,000,000

                        at  01/31/01:     $3,500,000.

             (3)      Audits. Without limiting  any of the provisions of Section
                      ------
                      5.3  of  the  Loan  Agreement,  Greyrock  shall  have  the right, once every 30 days, to conduct inspections and audits on Borrower's premises, to inspect the Collateral and to audit and copy Borrower's books and records, and the charge therefor shall be $600 per person per day (or such higher amount as shall represent Greyrock's then current standard charge for the same), plus reasonable out of pocket expenses. The limitations on the cost and number of such audits in Section 5.3 of the Loan Agreement shall not apply to audits hereunder.

             (4)     Lockbox Agreements. Borrower shall  enter into,  and  shall
                     ------------------
                     cause its banks to enter into, lockbox and/or restricted account agreements, on terms acceptable to Greyrock in its good faith business judgment, no later than November 15,
                      2000.

      Any breach of any of the foregoing covenants in this Section 8 shall Constitute an immediate Event of Default, and the same shall not be subject to any cure period provided in Section 7.1 of the Loan Agreement."

     4. Representations True. Borrower represents and warrants to Greyrock that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.


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
          Greyrock Capital         Amendment and Extension Agreement
          __________________________________________________________

     5. General Provisions, This Amendment, the Loan Agreement, the Note, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Nothing herein constitutes a waiver of any default or Event of Default, known or unknown which may exist. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, the Note and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:  /S/  Marketta  Silvera       Greyrock:

PILOT  NETWORK  SERVICES,  INC.         GREYROCK  CAPITAL,
                                        a Division of Banc of America Commercial
                                        Finance  Corporation



      President  or  Vice  President
By  /S/
  ---------------------------------
                                        By  /S/  Stephanie Wail
                                          ---------------------------------

                                        Title  VP
                                             -----------------------------

By
    ---------------------------------
      Secretary  or  Ass't  Secretary


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